UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 8, 2021

OIL-DRI CORPORATION OF AMERICA
(Exact name of the registrant as specified in its charter)

Delaware 001-12622 36-2048898

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

410 North Michigan Avenue, Suite 400 60611-4213
Chicago, Illinois (Zip Code)
     (Address of principal executive offices)

            Registrant's telephone number, including area code (312) 321-1515

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	ODC	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On June 8, 2021 Matthew J. Daley, Vice President, Corporate Controller of Oil-Dri Corporation of America (the “Company”), gave notice of his resignation from the Company. Mr. Daley will remain with the Company through the Company’s current fiscal year ending on July 31, 2021. His decision to resign was not the result of any disagreement relating to the Company’s operations, policies or practices, including accounting principles and practices.

In connection with this departure, Susan M. Kreh, the Company’s Chief Financial Officer, will assume the responsibilities of the principal accounting officer of the Company effective immediately. Biographical and other information regarding Ms. Kreh is set forth in the Company's Proxy Statement for the 2020 Annual Meeting of the Stockholders, as filed with the Securities and Exchange Commission on October 27, 2020, and such information is incorporated herein by reference.

(d)

On June 9, 2021, the Board of Directors (the “Board”) of the Company appointed Amy L. Ryan, Co-Founder and CEO of ESG Strategies and acting Senior Adviser of ESG to The Schwartz Heslin Group, as a member of the Board.

A copy of the Registrant’s press release announcing Ms. Ryan’s appointment is attached as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

Item 8.01	Other Events.
At its regular meeting on June 9, 2021, the Board declared quarterly cash dividends of $0.27 per share of the Company’s Common Stock and $0.2025 per share of the Company’s Class B Stock. The dividends will be payable on August 27, 2021, to stockholders of record at the close of business on August 13, 2021. A copy of the Company’s press release announcing these matters is attached as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description of Exhibits

99.1	Press Release of the Company dated June 10, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OIL-DRI CORPORATION OF AMERICA

By:	/s/ Laura G. Scheland
Laura G. Scheland
Vice President, General Counsel and Secretary

Date:  June 10, 2021